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                                                                  Exhibit 99-1




                     CERTIFICATION OF CHIEF EXECUTIVE AND
                           CHIEF FINANCIAL OFFICERS


Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. 1350), each of the undersigned hereby certifies in his respective capacity as an officer of First Keystone Financial, Inc. (the "Company") hereby that the Quarterly Report of the Company on Form 10-Q for the period ending June 30, 2002 fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 and that the information contained therein fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                        FIRST KEYSTONE FINANCIAL, INC.


Date:   August 14, 2002                 By:  /s/ Donald S. Guthrie
                                            ----------------------
                                        Donald S. Guthrie
                                        Chairman and Chief Executive Officer




Date:   August 14, 2002                 By:  /s/ Thomas M. Kelly
                                            --------------------
                                        Thomas M. Kelly
                                        President and Chief Financial Officer